SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                             AMENDED CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             AVALON PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


                Date of Report (Date of earliest event reported):
                                  March 8, 1998

                             AVALON PROPERTIES, INC.
               (Exact name of registrant as specified in charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


             1-12452                              06-1379111
      (Commission File No.)              (IRS Employer Identification No.)

          15 River Road                              06897
       Wilton Connecticut                          (Zip Code)
 (Address of principal executive
            offices)

               Registrant's telephone number, including area code:
                                  203-761-6500

This Amended Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K filed on March 10, 1998.

Item 5.  OTHER EVENTS.

          (a) Avalon Properties, Inc. (the "Company") and Bay Apartment Communities, Inc. ("Bay") have entered into an agreement and plan of merger (the "Merger Agreement"), dated as of March 9, 1998, pursuant to which Avalon and Bay will merge (the "Merger"). A copy of the Merger Agreement is filed herewith as
Exhibit 99.1 and is hereby incorporated herein by reference. The press release announcing the Merger Agreement is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

          (b) In connection with the signing of the Merger Agreement, (i) the Company, as issuer, and Bay, as grantee, entered into a Stock Option Agreement (the "Company Stock Option Agreement") and (ii) Bay, as issuer, and the Company, as grantee, entered into a Stock Option Agreement (the "Bay Stock Option Agreement"). Copies of the Company Stock Option Agreement and the Bay Stock Option Agreement are filed herewith as Exhibits 99.3 and 99.4, respectively, and are hereby incorporated herein by reference.

          (c) In connection with the signing of the Merger Agreement, the Company amended the Amended and Restated Bylaws of the Company. Such amendment is filed herewith as Exhibit 4.1, and is hereby incorporated herein by reference.

          (d) On March 9, 1998, the Company and Bay held an investor and analyst meeting relating to the Merger. Filed herewith as Exhibit 99.5, and hereby incorporated herein by reference, are the presentation materials used at the meeting (the "Presentation Materials").

          (e) In connection with the signing of the Merger Agreement, the Company has posted certain materials on its Website. The text of such materials is filed herewith as Exhibit 9.6 and is incorporated herein by reference.

          (f) The Board of Directors of the Company authorized a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share, of the Company. The dividend is payable on March 9, 1998 to the stockholders of record at the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series C Junior Participating Preferred Stock, par value $.01 per share, of the Company (the "Preferred Shares") at a price of $120 per one one-hundredth of a Preferred Share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and First Union National Bank, as Rights Agent.

         A copy of the Rights Agreement and a summary description of the terms of the Rights is filed herewith as Exhibit 99.7 and are hereby incorporated herein by reference.

          (g) The descriptions of the matters described in this Amended Current Report on Form 8-K/A do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
      INFORMATION AND EXHIBITS

      (c)  Exhibits.

         4.1*  Amendment to Amended and Restated Bylaws of Avalon Properties,
               Inc.

         99.1* Merger Agreement, dated as of March 9, 1998, by and between Avalon Properties, Inc. and Bay Apartment Communities, Inc.

         99.2* Text of Press Release relating to the Merger and the declaration of the Rights dated March 9, 1998.

         99.3* Stock Option Agreement, dated as of March 9, 1998, by and between
               Avalon Properties, Inc., as issuer, and Bay Apartment Communities, Inc.

         99.4* Stock Option Agreement, dated as of March 9, 1998 by and between
               Bay Apartment Communities, Inc., as issuer, and Avalon Properties, Inc.

         99.5 Presentation Materials used at an investor and analyst meeting relating to the Merger. (Incorporated by reference to Exhibit
               99.5 of the current report on Form 8-K filed by Bay Apartmnent Communities, Inc. on March 11, 1998.)

         99.6* Certain materials posted on the website of Avalon Properties, Inc.

         99.7** Rights Agreement, dated as of March 9, 1998, between Avalon
                Properties, Inc. and First Union National Bank, including the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.









-----------------
* Filed as an exhibit to the Company's Current Report on Form 8-K filed on March 10, 1998.
** Corrected copy attached.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 12, 1998

                           AVALON PROPERTIES, INC.



                           By:  /s/  Thomas J. Sargeant
                              Name: Thomas J. Sargeant
                              Title:  Chief Financial Officer


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


                                  EXHIBIT LIST


  No.                                                                       Page

  4.1*   Amendment to Amended and Restated Bylaws of Avalon Properties, Inc.

  99.1* Merger Agreement, dated as of March 9, 1998, by and between Avalon Properties, Inc. and Bay Apartment Communities, Inc.

  99.2* Text of Press Release relating to the Merger and the declaration of the Rights dated March 9, 1998.

  99.3* Stock Option Agreement, dated as of March 9, 1998, by and between Avalon Properties, Inc., as issuer, and Bay Apartment Communities, Inc.

  99.4* Stock Option Agreement, dated as of March 9, 1998 by and between Bay Apartment Communities, Inc., as issuer, and Avalon Properties, Inc.

  99.5 Presentation Materials used at an investor and analyst meeting relating to the Merger.(Incorporated by reference to Exhibit
         99.5 of the current report on Form 8-K filed by Bay Apartmnent Communities, Inc. on March 11, 1998.)

  99.6*  Certain materials posted on the website of Avalon Properties, Inc.

  99.7** Rights Agreement, dated as of March 9, 1998, between Avalon
         Properties, Inc. and First Union National Bank, including the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C. (1)





-----------------
* Filed as an exhibit to the Company's Current Report on Form 8-K filed on March 10, 1998.
** Corrected copy attached.


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